Employee Defined Contribution Plan	12 Months Ended
Dec. 31, 2012
Employee Defined Contribution Plan
20.	EMPLOYEE DEFINED CONTRIBUTION PLAN

Full time employees of the Company in the PRC participate in a government mandated defined contribution plan, pursuant to which certain pension benefits, medical care, employee housing fund and other welfare benefits are provided to employees. Chinese labor regulations require that the PRC subsidiaries of the Company make contributions to the government for these benefits based on certain percentages of the employees’ salaries. The Company has no legal obligation for the benefits beyond the contributions made. The total amounts for such employee benefits, which were expensed as incurred, were US$5,695, US$9,377 and US$12,040, for the years ended December 31, 2010, 2011 and 2012, respectively.